UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 24, 2005

SHOPKO STORES, INC.

(Exact name of registrant as specified in its charter)

Wisconsin	1-10876	41-0985054
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

700 Pilgrim Way

Green Bay, Wisconsin 54304

(Address of principal executive offices)

Registrant’s telephone number, including area code: (920) 429-2211

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01

Other Events.

Beginning on August 24, 2005, the presentation materials attached hereto as Exhibit 99.1, which is incorporated herein by reference, are being provided in connection with meetings between the management of ShopKo Stores, Inc. (“ShopKo”) and certain of ShopKo’s institutional shareholders and proxy advisory service providers.

*      *      *

In connection with ShopKo’s solicitation of proxies with respect to the meeting of shareholders called in connection with the proposed merger of a wholly-owned subsidiary of Badger Retail Holding, an affiliate company of Goldner Hawn Johnson & Morrison Incorporated, a Minneapolis-based private equity investment firm, with and into ShopKo, ShopKo has filed with the Securities and Exchange Commission (the “SEC”), and furnished to shareholders of ShopKo, a proxy statement.

SHAREHOLDERS ARE ADVISED TO READ THE PROXY STATEMENT DISTRIBUTED TO SHAREHOLDERS BECAUSE IT CONTAINS IMPORTANT INFORMATION.

Shareholders are able to obtain a free-of-charge copy of the proxy statement and other relevant documents filed with the SEC from the SEC’s website at http://www.sec.gov.  Shareholders also are able to obtain a free-of-charge copy of the proxy statement and other relevant documents by directing a request by mail or telephone to ShopKo Stores, Inc., P.O. Box 19060, Green Bay, WI 54307, Attention: Corporate Secretary, Telephone: 920-429-2211, or from ShopKo’s website, http://www.shopko.com.  ShopKo and certain of its directors, executive officers and other members of management and employees may, under the rules of the SEC, be deemed to be “participants” in the solicitation of proxies from shareholders of ShopKo in favor of the proposed merger.

Information regarding the persons who may be considered “participants” in the solicitation of proxies is set forth in ShopKo’s proxy statement as filed with the SEC.  Information regarding certain of these persons and their beneficial ownership of ShopKo common stock as of April 30, 2005 is also set forth in ShopKo’s annual report on Form 10-K for the fiscal year ended January 29, 2005, as amended.  Statements about the expected timing, completion and effects of the proposed merger and all other statements in this report other than historical facts, constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  Readers are cautioned not to place undue reliance on these forward-looking statements and any such forward-looking statements are qualified in their entirety by reference to the following cautionary statements.  All forward-looking statements speak only as of the date hereof and are based on current expectations and involve a number of assumptions, risks and uncertainties that could cause the actual results to differ materially from such forward-looking statements.  ShopKo may not be able to complete the proposed merger on the terms described above or other acceptable terms or at all because of a number of factors, including the failure to obtain shareholder approval, the failure of financing or the failure to satisfy the other closing conditions.  These factors, and other factors that may affect the business or financial results of ShopKo are described in ShopKo’s filings with the SEC, including ShopKo’s annual report on Form 10-K for the fiscal year ended January 29, 2005, as amended.

Item 9.01.

Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Presentation Materials dated August 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 24, 2005	SHOPKO STORES, INC.

By: /s/ Peter G. Vandenhouten
Peter G. Vandenhouten
Assistant General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Presentation Materials dated August 2005